SECURITIES AND EXCHANGE COMMISSION

                                  WASHINGTON, D.C.  20549

                                         FORM 8-K

                                      CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(D) OF THE
                              SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported): June 1, 1994

                                 NATIONAL STEEL CORPORATION
                  (Exact name of registrant as specified in its charter)


                                          DELAWARE
                       State or other jurisdiction of incorporation)

                    1-983                                   25-0687210
          (Commission File Number)                     (IRS Employer
                                                       Identification No.)

          4100 EDISON LAKES PARKWAY, MISHAWAKA, INDIANA               46545-3440
          (Address of principal executive offices)                    (Zip Code)


            Registrant's telephone number, including area code: (219) 273-7000


               ITEM 5.  OTHER EVENTS

               National Steel Corporation issued a press release on June 1, 1994 announcing the appointment of V. John Goodwin as President and Chief Operating Officer and Robert M. Greer as Senior Vice President and Chief Financial Officer.

               ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               28.1  Press release dated June 1, 1994.


                                       SIGNATURE

                         Pursuant to the requirements of the Securities
               Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL STEEL CORPORATION



                                        By:  /s/ Carl M. Apel
                                             Carl M. Apel
                                             Corporate Controller, Accounting
                                               and Assistant Secretary


                                     EXHIBIT INDEX


               Exhibit   Description                             Page

               28.1      Press Release dated June 1, 1994


               NEWS RELEASE


               MEDIA CONTACT:           ROBERT R. TOOTHMAN
                                        (219) 273-7552 OR (412) 391-1469

               ANALYST CONTACT:         JOSEPH A. RAINIS
                                        (219) 273-7158


                         GOODWIN TAKES TOP NATIONAL STEEL POST

               MISHAWAKA, IN. JUNE 1, 1994 -- National Steel Corporation announced today that its Board of Directors has appointed
               V. John Goodwin, former general manager of USX Corporation's Gary Works, as president and chief operating officer effective immediately. Robert M. Greer, formerly plant controller of Gary Works, was named senior vice president and chief financial officer.

               "We are fortunate to be able to obtain in Mr. Goodwin the services of a highly skilled steel executive," said Board Chairman Osamu Sawaragi. "Mr. Goodwin's 27 years of steelmaking experience has encompassed managing and directing all plant production and maintenance requirements at major steelmaking facilities."

               During his career, Mr. Goodwin has developed and implemented an employee involvement approach to management, enlisting the support and involvement of all employees in making a positive impact on the quality and performance of the products they produce.

               Mr. Goodwin holds a B.S. degree in electrical engineering from Clarkson College of Technology and an M.B.A. degree in business administration from Monmouth College.

               Ronald H. Doerr, former president and chief executive officer, and Richard E. Newsted, former chief financial officer and secretary, were released by the Board from their executive offices and responsibilities and are discussing the nature of their future relationship with the Company.

               Headquartered in Mishawaka, Indiana, National Steel is the nation's fourth largest integrated steel company, with annual shipments of about 5 million tons of flat-rolled products. It employees 9,100 people.